Exhibit 99.1	List of Companies in Survey Data

1-800 Contacts

2020 Technologies

3M Company

7-Eleven, Inc.

A.O. Smith Corporation

AAA Auto Club South

AAA National Office

AAA Northern California, Nevada & Utah

AAA of Science

ABB Concise Optical Group

Abbott Laboratories

ABC

Abercrombie & Fitch

Abitibi Bowater

Abt Associates, Inc.

Accenture

Access Community Health Network

ACCO Brands Corporation

ACE Limited — ACE USA

ACH Food Companies

ACIST Medical Systems, Inc.

Actavis Inc.

Acuity Brands Inc.

Acxiom Corporation

Adecco

Adventist Health

Advocate Healthcare

AECOM Technology Corporation

AEGON

Aerojet-General Corporation

Aeronix, Inc.

Aeropostale

AET Inc. ltd.

Aetna, Inc.

AFLAC

AGC Chemicals Americas Inc.

AgFirst Farm Credit Bank

Agilent Technologies

AGL Resources Inc.

Agnesian HealthCare

AgriBank, FCB

Agrium

Agropur, Cooperative

AIPSO

Air Liquide

Air Products and Chemicals, Inc.

Akzo Nobel, Inc.

Alcoa, Inc.

Alcon Laboratories, Inc.

Alegent Health

Alexander & Baldwin

Alfa Laval, Inc.

Allegheny Energy, Inc.

Allergan, Inc.

ALLETE, Inc.

Alliance Data Systems

Alliant Energy Corporation

Alliant Techsystems

Allianz Life Insurance Company of North America

Allied World Assurance Company Inc. US

Allina Health System

Allured Business Media

ALSAC/St. Jude Children’s Research Hospital

Alstom Power US

Altria Group, Inc.

Alyeska Pipeline Service Company

Ameren Corporation

American Axle & Manufacturing, Inc.

American Cancer Society

American Century Investment

American Chemical Society

American College of Emergency Physicians

American Commercial Lines

American Crystal Sugar

American Dental Partners, Inc.

American Electric Power

American Enterprise Group Inc.

American Express

American Family Insurance

American Greetings

American Heart Association

American Home Mortgage Servicing, Inc.

American Institute of Physics

American International Group, Inc.

American Medical Association

American National Bank

American Standard

American Sugar Refining

American United Life

American Water Works

Americo Financial Life and Annuity

AMERIGROUP Corp

AmeriPride Services Inc.

Ameriprise Financial

AmerisourceBergen Corporation

Ameristar Casinos, Inc.

Ameritas Life Insurance Corporation

Ameritrade

Ameron International Corporation

AMETEK

Amgen, Inc.

Amherst H. Wilder Foundation

Amica Mutual Insurance Company

AMN Healthcare, Inc.

AMR Corporation

AMSTED Industries Incorporated

Amway

Anadarko Petroleum

Andersen Corporation

Anheuser-Busch InBev

Ann Taylor, Inc.

Anne Arundel Medical Center

Ansell HealthCare Products

AOL

Apache

Apartment Investment and Management Co.

APL Ltd.

Apple & Eve, LLC

Appleton Papers

Applied Materials

Applied Signal Technology

ARAMARK Corporation

Arch Coal, Inc.

Archer Daniels Midland Company

Archstone

Areva

Argo Group

Argonne National Laboratory

Arizona Public Service

Arkansas Electric Cooperative Corporation

Arlington County Government

Armstrong World Industries, Inc.

Arnold and Porter, LLP

Arrow Electronics

ARTEL, Inc.

Arthrex

Arvest Bank

Asahi Kasei Plastics N.A. Inc.

Ash Grove Cement Company

Ashland, Inc.

Associated Banc-Corp

Associated Electric Cooperative Inc.

Association of American Medical Colleges

AstraZeneca

Astron Solutions

Asurion

AT&T Inc.

ATC Management

A-TEK, Inc.

AtlantiCare

Atria Senior Living Group

Atwood Oceanics, Inc.

Aurora Healthcare

Austin Community College

Auto Club Group

Automatic Data Processing, Inc.

Automobile Club of Southern California

AutoNation

AutoZone, Inc.

AvalonBay Communities, Inc.

Avant Energy, Inc.

Avaya

Avenue a Razorfish

Avery Dennison Corporation

Avis Budget Group

Avista Corporation

Aviva USA

Avnet, Inc.

Avon Products, Inc.

AXA Equitable

AXA Group

Axcess Financial

AZZ Inc.

B&H Photo

B&W Technical Services Y-12

Babson College

BAE Systems, Inc.

Bain & Company

Baker Hughes, Inc.

Ball Corporation

Banco Popular North America

Bank of America

Bank of Hawaii

Bank of Montreal

Bank of the West

Banner Health

Bare Escentuals

Barnes Group Inc.

Barry Callebaut USA LLC

Bart & Associates, Inc.

BASF Corporation

Batesville Casket Company

Battelle Memorail Institute

Bausch & Lomb, Inc.

Baxter International Inc.

Bayer AG

Bayer CropScience

Baylor College of Medicine

Baylor Health Care System

Baystate Health System

BB&T

BBVA

Bechtel Corporation

Bechtel Marine Propulsion Corporation

Beckman Coulter, Inc.

Belk, Inc.

Belo Corp.

Bemis Co., Inc.

Benjamin Moore

Bentley University

Berkadia Commercial Mortgage LLC

Berkshire Health Systems

Best Buy

BG US Services

Bible League International

Big Lots, Inc.

Bill & Melinda Gates Foundation

BI-LO, LLC

Biogen Idec

BJ’s Wholesale Club

BJC HealthCare

Black Hills Corporation

Black & Veatch Corporation

BloodCenter of Wisconsin, Inc.

BloodSource

Blue Cross and Blue Shield of Alabama

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross Blue Shield of Florida

Blue Cross Blue Shield of Minnesota

Blue Cross of Idaho Health Service, Inc.

Blue Cross of Northeastern Pennsylvania

Blue Cross & Blue Shield of Rhode Island

Blue Shield of California

BlueCross BlueShield of Kansas

BlueCross BlueShield of Louisiana

BlueCross BlueShield of Nebraska

BlueCross BlueShield of South Carolina

BMW Financial

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boart Longyear

Boehringer Ingelheim

Boeing Employees Credit Union

Boise Cascade LLC

Boise Inc.

BOK Financial

Bon Secours Health System

BorgWarner Inc.

Boston College

Boston Medical Center HealthNet Plan

Boston Scientific

Bovis Lend Lease

Bovis Lend Lease — Charlotte

Boy Scouts of America

BP

Brady Corporation

Branch Banking & Trust Company

Brandes Investment Partners, L.P.

Brembo

Bridgepoint Education, Inc.

Bright Source Energy Inc.

Brightstar Corporation

Bristol-Myers Squibb Company

Bristow Group

Broadridge Financial Solutions Inc.

Brookdale Senior Living, Inc.

Brookhaven National Laboratory

Brookstone, Inc.

Broward Health

Brown-Forman Corporation

BRP US, Inc.

Brunswick Corporation

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Buckingham Asset Management, LLC

Bucyrus International

Buffets, Inc.

Bunge

Burger King Corporation

Burgess & Niple, Inc.

Burlington Coat Factory

Burlington Northern Santa Fe Corporation

Bush Brothers & Company

C&S Wholesale Grocers, Inc.

CA

Cablevision Systems

CACI International, Inc.

CAE SimuFlite Civil Training and Services

Calgon Carbon

California Casualty Management Company

California Dental Association

California Hospital Association

California Independent System Operator

California Pizza Kitchen

Calpine Corporation

Cameron International

Campbell Soup Company

Campus Crusade for Christ

Canadian Pacific US

Capella Education Company

Capital One Financial

Capital Power Corporation

Cardinal Health

Career Education Corporation

CareFirst BlueCross BlueShield

CareFusion

Carestream Health, Inc.

Cargill, Incorporated

Caribou Coffee Company

Carlson—Carlson Wagonlit Travel

Carlson Companies

Carmense North America Group

Carnegie Mellon University

Carnival

Carpenter Technology Corporation

Cascade Engineering

Casey Family Programs

Caterpillar Inc.

Catholic Charities Health and Human Services

Catholic Financial Life

Catholic Health Initiatives

Catholic Healthcare West

CB Richard Ellis Group, Inc.

CDC California

CDI Corporation

CDM, Inc.

CDS Global, Inc.

CDW Corporation

Celanese

Celestica

Celgene

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Georgia Health System

Central Insurance Co.

Central Vermont Public Service

Centura Health

CenturyLink

Ceridian Corporation

CF Industries, Inc.

CGI Technologies and Solutions, Inc.

CH Energy Group

CH2M Hill

Chattem

Checkpoint Systems Inc.

Chelan County Public Utility District

Chemtura

Chevron

Chevron Global Power

Chicago Bridge and Iron Company

Chicago Transit Authority

Chickasaw Nation, Division of Commerce

Chico’s FAS, Inc.

Children’s Hospital and Health System

Children’s Hospital & Regional Medical Center, Seattle

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Children’s National Medical Center

Children’s Healthcare of Atlanta

Children’s Hospital Boston

Children’s Hospital of Orange County

Chipotle Mexican Grill, Inc.

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma—Choctaw Defense

Choice Hotels International

Christiana Care Health System

CHRISTUS Health

Chrysler Financial Services Americas, LLC

CHS Inc.

CIGNA Corporation

Cimarex Energy

Cincinnati Children’s Hospital Medical Center

Cincinnati USA Regional Chamber

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Cintas

Circle K Stores, Inc.

Cirque du Soleil, Lake Buena Vista

Cisco Systems

CIT Group, Inc.

Citi — Citi North America, Operations & Technology

Citizens Banking Corporation

Citizens Energy Group

Citizens Property Insurance

Citizens Republic Bancorp, Inc.

City and County of Denver

City National Bank

City of Charlotte

City of Fort Worth

City of Garland

City of Hope

City of Houston

City of Overland Park, Kansas

City of Redmond

City of Richmond

Clarkston Consulting

Classified Ventures, LLC

Clean Earth, Inc.

Clear Channel Communications

Cleco Corporation

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cliffs Natural Resources Inc.

Clifton Gunderson LLP

Clipper Windpower

CME Group Inc.

CMS Energy Corporation

CNA Financial Corporation

CNH America LLC

CNO Financial

COACH

Coats North America

Cobank

Coinstar, Inc.

Coldwater Creek

Colgate-Palmolive Company

Collective Brands, Inc.

College of DuPage

College of William & Mary

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbia Sportswear

Columbian Chemicals Company

Columbus McKinnon Corporation

Comcast Corporation

Comerica

Commerce Bancshares, Inc.

Commonwealth Health Corporation

Community Health Network

Compass Bank

Compass Group

Compass Group North America

Computershare

ConAgra Foods, Inc.

Connecticut Children’s Medical Center

Connell Limited Partnership

ConocoPhillips

Consolidated Edison

Constellation Brands, Inc.

Constellation Energy Group, Inc.

Consumers Union

Continental Automotive Systems

Continental Western Group, LLC

ConvaTec

Convergys Corporation

Cook Communications Ministries

Cooper Industries, Inc.

Cooper University Hospital

Core Logic

Cornell University

Corning

Corrections Corporation of America

Cost Plus, Inc.

Country Financial

Covance, Inc.

Covanta Holding Corporation

Covenant Health

Coventry Health Care, Inc.

Covidien

Cox Enterprises, Inc.

CPS Energy

Cracker Barrel Old Country Store, Inc.

Cranston Print Works Company

Crayola LLC

Credit Acceptance Corporation

Crosstex Energy Services

Crowe Horwath LLP

Crowley Maritime Corporation

Crum & Forster

CSA International

CSL International, Inc.

CSR

CSX Corporation

Cubic Corporation

Cullen Frost Bankers

Cummins, Inc.

CUNA Mutual

Curtiss-Wright Corporation

CVS Caremark

CVS Corporation Inc.

Cytec Industries

Daiichi Sankyo, Inc.

Daimler Trucks North America

Dairy Management, Inc.

Dallas Central Appraisal District

Dallas County Community College District

Danaher Motion

Danfoss US

Dannon

Darden Restaurants, Inc.

Dassault Falcon Jet Corporation

Dassault Systems

Data Center, Inc.

Data Recognition Corp.

Day & Zimmermann

DCP Midstream, LLC

Dean Foods Company

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods Company

Delhaize Merica

Dell

Deloitte Services LP

Delphi Corporation

Delta Air Lines Inc.

Delta Dental of Michigan, Ohio, and Indiana

Deluxe Corporation

Denny’s Corporation

Denso Manufacturing Tennessee, Inc.

Dentsply

Denver Health & Hospital Authority

DePaul University

Detica

Detroit Medical Center

Deutsche Post DHL

Devon Energy Corporation

DeVry, Inc.

Dex One

Diageo North America, Inc.

Diebold, Incorporated

DineEquity, Inc.

DIRECTV, Inc.

Discover Financial Services Inc.

DISH Network Corp.

Diversey, Inc.

DLA Piper US, LLP

Dockwise USA

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Thrifty Automotive Group

Dollar Tree Stores

Dominion Resources, Inc.

Domino’s Pizza, Inc.

Domtar Corporation

Donaldson Company, Inc.

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dow Corning

DPL

Dr Pepper Snapple Group

Draka USA – Communications

Dresser-Rand Group Inc.

Drexel University

Drummond Company, Inc.

DST Systems, Inc.

DTE Energy Company

Duke Energy Corporation

Duke University Health System

Dunkin’ Brands, Inc

DuPont

Duquesne Light Holdings, Inc.

DYWIDAG-Systems International USA Inc.

E. I. du Pont de Nemours and Company

E.ON U.S.

Early Warning Services

Eastern Bank

Eastman Chemical Company

Eastman Kodak Company

Eaton Corporation

eBay

EchoStar Corporation

Ecolab Inc.

ECONET, Inc.

Eddie Bauer LLC

Edison International

Edison Mission Energy

Education Management Corporation

Educational Testing Service (ETS)

Edward Hospital & Health Services

Edwards Lifesciences LLC

Eisai

El Paso Electric

El Paso Corporation

Electro Rent Corporation

Elevations Credit Union

Eli Lilly

Elizabeth Arden, Inc.

Elkay Manufacturing

Emblem Health

EMC

EMCOR Group, Inc.

EMD Millipore

Emdeon Corporation

Emergency Medical Services

Emerson Electric Co.

EMF Broadcasting K-LOVE/Air1 Radio

Emory University

Employers Mutual Casualty Company

Enbridge Energy

Endo Pharmaceuticals

Energen

Energizer Holdings, Inc.

Energy Future Holdings Corporation

Energy Northwest

Energy Solutions, Inc.

Energy Source LLC

EnergySolutions

EnPro Industries, Inc.

ENSCO International Incorporated

Ensco PLC

Entergy

Enterprise Products Partners L.P.

Entertainment Publications LLC

Envestnet, Inc.

Enxco, Inc.

EOG Resources, Inc.

EQT Corporation

Equifax

Equity Office Properties

ERCOT

Ericsson

Erie Insurance Group

Ernst & Young

ESCO Technolgoies Inc.

ESL Federal Credit Union

ESM

ESRI

Essentia Health

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

Euroclear

EverBank

Evergreen Packaging

Excellus BlueCross BlueShield

Exel, a DPWN Company

Exelon

Exempla Healthcare, Inc.

Exeter Hospital

Experian Americas

Express Scripts, Inc.

Exterran

ExxonMobil

Faegre & Benson, LLP

Fair Isaac

Fairview Health Services

Farm Credit Bank of Texas

Farm Credit West

Farmers Group

Farmland Foods, Inc.

FBL Financial Group, Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Chicago

Federal Home Loan Bank of Cincinnati

Federal Home Loan Bank of Dallas

Federal Home Loan Bank of Pittsburg

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Kansas City

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal Reserve Information Technology

Federal-Mogul Corporation

Federated Investors

FedEx Corporation

Fenwal, Inc.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Fermi National Accelerator Laboratory

Ferrellgas

Ferro Corporation

Fidelity Investments

Fidelity National Information Services

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance Company

First American Corporation

First Bank Inc.

First Citizens Bank

First Commonwealth Financial Corporation

First Data Corporation

First Federal S&L Association

First Financial Bank

First Horizon National

First Midwest Bank, Inc.

First Solar

First-Citizens Bank & Trust Company

FirstEnergy Corporation

FirstGroup America, Inc.

Fiserv

Fisher Communications

Fletcher Allen Health Care

Flexible Steel Lacing

Florida Municipal Power Agency

Fluor Corporation

FMC Corporation

Foamex Innovations Operating Company

Foot Locker, Inc.

Football Fanatics

Ford Motor Company

Forest City Enterprises

Forest Laboratories, Inc.

Fortune Brands, Inc.

Forum Communications — WDAY

Foster Wheeler Corporation

Fox Networks Group

FPL Group

Franklin Resources

Fred Hutchinson Cancer Research Center

Freddie Mac

Freedom Communications

Freeman Companies

Freeport-McMoRan Copper & Gold

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

Froedtert & Community Health

F-Secure, Inc. North America

Fuel Tech, Inc.

Fulton Financial

G&K Services, Inc.

GAF Materials Corporation

Gardner Denver, Inc.

Garland Power & Light

Gateway Ticketing Systems, Inc.

GATX Corporation

Gavilon

Gaylor Enterteinment

Gazette Communications

GDF SUEZ Energy North America

GE Capital

GEICO

Geisinger Health System

GENCO

GenCorp Inc.

Generac Holdings Inc.

General Atomics

General Dynamics Corporation

General Electric Company

General Mills, Inc.

General Motors Corporation

General Nutrition, Inc.

Generali USA Life Reassurance Company

GenOn Energy

Gentiva Health Services

Genuine Parts Co.

Genworth Financial

Genzyme Corporation

Geodis Supply Chain Optimisation

Georgetown University

Georgia Gulf Corporation

Georgia Institute of Technology

GeoVera Holdings, Inc.

Gerdau Ameristeel

Getty Images

Gibraltar Industries, Inc.

Gilead Sciences

GKN America Corporation

Glatfelter

GlaxoSmithKline pic

Global Crossing Ltd.

Global Payments Inc.

Golden Horizons LLC

Goodman Global

Goodman Manufacturing

Google

Gordon Food Service

Gorton’s

Graco Inc.

Grady Health System

Grange Life Insurance

Grant Thornton LLP

Great American Financial Resources, Inc.

Great Lakes Educational Loan Services, Inc.

Great River Energy

Greater Harris County 9-1-1 Emergency Network

Greater Orlando Aviation Authority

Great-West Life Annuity

GreenStone Farm Credit Services

Greer Laboratories Inc.

Greif Inc.

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

Grupo Ferrovial

GSI Commerce

GTECH

GTSI Corporation

Guardian Life

Guess?, Inc.

Gulfstream Aerospace

GWF Power Systems

H&R Block

H. B. Fuller Company

H. J. Heinz Company

H. Lee Moffitt Cancer Center & Research Institute

Hallmark Cards, Inc.

Hampshire College

Hancock Holding Company

Hanesbrands, Inc.

Harland Clarke

Harley-Davidson Motor Company, Inc.

Harleysville Insurance

Harman International Industries

Harris Associates L.P.

Harris County Hospital District

Harris Enterprises

Harris N.A.

Hartford Financial Services

Hartford HealthCare Corporation

Harvard Business School Publishing

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medical Associates

Hasbro, Inc.

Hastings Mutual Insurance Company

Hawaiian Electric Company

Haworth, Inc.

Haynes International

HBO

HCA Healthcare

HD Supply, Inc.

HDR, Inc.

Headway Technologies

Health Care Service Corporation

Health First, Inc.

Health Net

Health New England

HealthEast Care System

HealthNow New York, Inc.

HealthPartners

HealthSpring, Inc.

Heartland Regional Medical Center

H-E-B

Heidrick & Struggles International, Inc.

Hella Inc.

Helmerich & Payne, Inc.

Henkel Corporation

Henkel of America, Inc.

Henry Ford Health System

Herbalife Ltd.

Herman Miller, Inc.

Hershey Entertainment & Resorts Company

Hertz

Hess

Hewlett-Packard Company

Hexcel

High Liner Foods (USA) Inc.

Highlights for Children

Highmark

HighMount Exploration & Production LLC

Hilton Hotels Corporation

Hilton Worldwide

Hines Interests, LLP

Hitachi Data Systems

HNI Corporation

HNTB Companies

Hoag Hospital

Hoffmann-La Roche

Holcim

Holland America Line

Holy Spirit Hospital

Home Box Office

Home Depot

Home Shopping Network

Honeywell International Inc.

Horizon Blue Cross Blue Shield of New Jersey

Horizon Wind Energy

Hormel Foods Corporation

Horry Telephone Cooperative

Hospital Sisters Health System

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

Houston Independent School

Hovnanian Enterprises, Inc.

HSBC Holdings

HSN, Inc.

Hubbard Broadcasting

Hubbell Incorporated

Hu-Friedy Manufacturing Company, Inc.

Humana, Inc.

Hunt Consolidated

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Huntington Infalls Industries Inc.

Hunton & Williams, LLP

Huron Consulting Group

Husky Injection Molding Systems

Hyatt Hotels Corporation

Hyundai Information Service North America

Hy-Vee, Inc.

Iberdrola Renewables Inc.

Iberia Bank

IBM Corporation

ICBC

ICF International

IDACORP

Idaho Power Company

IDEXX Laboratories

IKON Office Solutions

ILC Dover

Illinois Municipal Retirement Fund

Illinois Tool Works Inc.

IMC, Inc.

IMS Health Inc.

Indeck Energy Services, Inc.

Independence Blue Cross

Independent Health Association, Inc.

Indiana University

Indra

INDUS Corporation

Infragistics

ING

Ingersoll-Rand Company Limited

Ingram Industries, Inc.

Ingram Micro, Inc.

Insperity

Integrys Energy Group

Intel

Intelsat Global Service Corporation

Intercontinental Hotels

InterContinental Hotels Group Americas

Interface Solutions

Intermountain Health Care, Inc.

International Automotive Components

International Data

International Flavors & Fragrances

International Game Technology

International Imaging Materials, Inc.

International Paper Company

Interpublic Group

Interval International

Intrepid Potash

Invensys Controls

Invesco Ltd.

ION Geophysical

IPR-GDF SUEZ North America

Iron Mountain, Inc.

Irvine Company

Irving Oil Commercial G.P.

ISO New England

Itochu International, Inc. North America

ITT Corporation

ITT Educational Services, Inc.

ITT Mission Systems

ITT Systems Corp

J. Paul Getty Trust

J.C. Penney Company

J.R. Simplot Company

J.M. Smucker

Jabil Circuit

Jack in the Box, Inc.

Jackson Health System

Jackson Hewitt Tax Service, Inc.

Jacobs Engineering Group, Inc.

James City County Government

James Hardie Industries, SE

Janus Capital Group

JBT Corporation

JEA

Jefferson County Public Schools

Jeppesen Sanderson, Inc.

JetBlue Airways

JM Family Enterprises

Jockey International, Inc.

John Hancock

John Wiley & Sons, Inc.

Johns Hopkins HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Financial Group

Johnson & Johnson

Johnsonville Sausage, LLC

Jones Lang LaSalle

Journal Broadcast Group

Joy Global Inc.

Joy Mining Machinery

JPMorgan Chase Asset Management

JT International USA, Inc.

Judicial Council of California

Kaiser Foundation Health Plan

Kaman Corporation

Kaman Industrial Technologies

Kansas City Southern

Kansas Farm Bureau

Kao Brands

Kao Specialties Americas LLC

KAR Auction Services, Inc.

KBR, Inc.

Keane, Inc.

Kellogg Company

Kelsey-Seybold Clinic

Kemper, A Unitrin Business

Kent State University

Kentucky Baptist Convention

Kentucky Higher Education Student Loan

KeyCorp

Keystone Foods, LLC

Kforce Inc.

Kimberly-Clark

Kinder Morgan, Inc.

Kindred Healthcare, Inc.

Kinetic Concepts

Kinross Gold

Kiwanis International, Inc.

Knowledge Learning Corporation

Knoxville Utilities Board

Koch Industries

Kohler Company

Kohl’s Corporation

Komatsu America

Kone, Inc. (USK) US

Konecranes, Inc.

KPMG LLP

Kyocera America, Inc.

L.L.Bean, Inc.

L’Oreal USA, Inc.

L-3 Communications Corporation

La Banque Toronto-Dominion

Laboratory Corporation of America

Lake Federal Bank

Lakeland Regional Medical Center

Lancaster General

Land O’Lakes, Inc.

Latham & Watkins LLP

Laureate Education, Inc.

Lawson Products, Inc.

Learning Care Group, Inc

Legacy Health System

Legal & General America, Inc.

Leggett and Platt

LEGO Brand Retail, Inc.

LEGO Systems, Inc.

Lennox International Inc.

Lenovo

LES

Level 3 Communications

Levi Strauss & Co.

Lexmark International

LG&E and KU Energy LLC

Liberty Mutual Group

Lieberman Research Worldwide

Life Technologies

LifeBridge Health

Lifetouch, Inc.

Limited

Limited Brands, Inc.

Lincoln Financial

Linde

Linet Americas, Inc.

Link-Belt Construction Equipment Company

Liz Claiborne

LM Wind Power Blades (AR) Inc.

Lockheed Martin Corporation

Loews Corporation

Logan’s Roadhouse

LOMA

Lonza North America Inc.

Loparex, LLC

Lord Corporation

Lorillard Tobacco Company

Los Angeles Community College District

Los Angeles Unified School District

Louis Vuitton North America Inc.

Louisiana-Pacific Corporation

Lower Colorado River Authority

Loyola University Chicago

LSG Lufthansa Service Holding AG

Lubrizol Corporation

Lufthansa Airlines

lululemon athletica usa

Lundbeck

Luxottica Retail US

Lyondell Chemical

Lyric Opera of Chicago

M&T Bank Corporation

Macy’s, Inc.

Madison Square Garden

Maersk, Inc.

Magellan Health Service

Magellan Midstream Holdings, LP

Magna Donnelly Corporation

Magnesium Products of America Inc.

Main Line Health, Inc.

Makrino

MANN+HUMMEL USA, Inc.

Mannatech, Inc.

Manpower, Inc.

ManTech Intercontinental

Maple Leaf Foods Inc.

Marathon Oil Company

Maricopa Integrated Health Systems

Maritz, Inc.

Markem-Imaje

Marriott International, Inc.

Mars North America

Mars, Incorporated

Marsh & McLennan

Marshall & Ilsley Corporation

Marshfield Clinic

Martek Biosciences Corporation

Martha Stewart Living Omnimedia

Martin Marietta Materials, Inc.

Mary Kay, Inc.

Maryland Procurement Office

Masco Corporation

Massachusetts Institute of Technology

Massachusetts Mutual

MassMutual Life Insurance Company

MasterCard

Mattel, Inc.

Matthews International

Maxum Petroleum

Mayo Foundation — Mayo Clinic, Rochester

McCain Foods USA, Inc.

McClatchy

McCormick & Company, Inc.

McDermott International, Inc.

McDonald’s Corporation

MCG Health, Inc.

McKesson

MDA

MDC Holdings

MDU Resources Group, Inc.

MeadWestvaco

Media General

Medical College of Wisconsin

Medical Mutual of Ohio

Medicines Company

MediCorp Health System

MedPlus, Inc.

MedStar Health

Medtronic, Inc.

Meister Media Worldwide

Memorial Health System, Inc.

Mercedes-Benz Financial Services USA LLC

Mercedes-Benz USA

Merck & Co., Inc.

Meritor Inc.

Merrill Corporation

Metal Technologies, Inc.

Methodist Health System

MetLife

Metropolitan Atlanta Rapid Transit Authority

Metropolitan Transit Authority

MFS Investment Management

MGE Energy

Michael Baker Corporation

Michaels Stores, Inc.

Microsoft

MidAmerican Holdings

Midland Reporter-Telegram

Midwest Independent Transmission

Milacron, Inc.

Millennium Pharmaceuticals

MillerCoors LLC

Milliken & Company

Mills-Peninsula Health Services

MIT Lincoln Laboratory

Mitsubishi Power Systems America

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

Moet Hennessy USA

Mohawk Industries

Molex

Molina Healthcare

Molson Coors Brewing Company

Momentive Specialty Chemical

Moneris Solutions Inc.

MoneyGram International, Inc.

Monsanto Company

Montefiore Medical Center

Moody’s

Morgan Murphy Stations — WISC

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP

Mortgage Guaranty Insurance Corporation

Mosaic

Motion Picture Industry Pension & Health Plans (MPIPHP)

Motorola Mobility

Motorola Solutions

Mount Holyoke College

MTS Systems Corporation

Mueller Water Products

Munich Re Group

Munich Reinsurance America, Inc.

Murphy Oil

Musculoskeletal Transplant Foundation

Mutual of Omaha

MWH Global

MWI Veterinary Supply, Inc.

Mylan Inc.

NAES

Nalco Company

Nash-Finch Company

National Association of Church Personnel Administrators

National Association of Home Builders

National Church Residences

National Futures Association

National Geographic Society

National Renewable Energy Laboratory

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

National-Louis University

Nationwide Children’s Hospital

Nationwide Insurance

Nature’s Sunshine Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar International Corporation

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NCCI Holdings, Inc.

NCH Corporation

NCMIC Group, Inc.

NCR Corporation

Neighborhood Health Plan of Rhode Island

Neiman Marcus Group

Nestle Purina PetCare Company

Nestlé USA, Inc.

NetJets Inc.

New York Community Bancorp, Inc.

New York Independent System Operator

New York Life Insurance Company

New York Power Authority

New York University

Newfield Exploration Company

Newmont Mining Corporation

NewPage Corporation

NewPage Group Inc.

NewYork Presbyterian Healthcare System

Nexen Petroleum USA, Inc.

NextEra Energy

Niagara Bottling, LLC

Nicor

NIKE Inc.

Nintendo of America

NiSource Inc.

Nissan North America

NJM Insurance Group

Noble Corporation

Nokia

Noranda Aluminum

Nordstrom, Inc.

Norfolk Southern Corporation

Norges Bank Investment Management

North American Energy Services

North American Hoganas Inc.

North Carolina Baptist Hospital

Northeast Georgia Health System, Inc.

Northeast Utilities

Northern Star Generation Services Company LLC

Northern Trust Corporation

Northrop Grumman Corporation

NorthShore University HealthSystem

Northwest Bankcorp

Northwestern Energy

Northwestern Mutual

Northwestern University

Norton Healthcare

NOVA Chemicals

Novant Health, Inc.

Novartis

Novartis Animal Health US, Inc.

Novartis Consumer Health

Novo Nordisk Inc.

Novo Nordisk Pharmaceuticals

Novus International, Inc.

NRG Energy, Inc.

NSTAR

Nuscale Power

Nutricia North America

NV Energy

NW Natural

Nypro

NYU Langone Medical Center

O’Melveny & Myers LLP

Oak Ridge Associated Universities

Oakwood Healthcare, Inc.

Occidental Petroleum

Océ Business Services

Ocean Spray Cranberries, Inc.

Office Depot

OfficeMax Incorporated

OGE Energy Corp.

Oglethorpe Power Corporation

OhioHealth

Oil States Industries, Inc.

Old Dominion Electric Cooperative

Olin Corporation

Omaha Public Power

Omnicare

OMNOVA Solutions Inc.

OneAmerica Financial Partners, Inc.

OneBeacon Insurance

ONEOK, Inc.

Opus Bank

Orange Business Services

Orange County Government

Orange County’s Credit Union

Orbital Sciences

Orica USA Inc.

Orrick, Herrington & Sutcliffe, LLP

Oshkosh Corporation

Oshkosh Truck Corporation

OSI Industries, LLC

Overhead Door

Owens Corning

Owens & Minor, Inc.

Owens-Illinois, Inc.

Oxford Industries, Inc.

PACCAR

PacifiCorp

Pacific Gas & Electric Company

Pacific Life

Packaging Corporation of America

Pactiv Corporation

Pall Corporation

Palmetto Health

Palos Community Hospital

Panasonic of North America

Panda Restaurant Group Inc

Panduit Corporation

Papa John’s International, Inc.

Park Nicollet Health Services

Parker Hannifin Corporation

Parkview Health

Parsons Corporation

Parsons Brinckerhoff

Patterson Companies

Patton Boggs LLP

Paychex, Inc.

Peabody Energy Corporation

PeaceHealth

Pearson Education

Peet’s Coffee & Tea

Pella Corporation

Penske Truck Leasing

Pentair, Inc.

Pentagon Federal Credit Union

PetSmart

Pfizer

PG&E Corporation

Pharmavite, LLC

PharMerica, Inc.

PHH Arval

Philips North America

Phillips-Van Heusen Corporation

Phoenix Companies

Piaggio Group Americas

Pier 1 Imports, Inc.

Pinnacle Entertainment, Inc.

Pinnacle West Capital Corporation

Pioneer Natural Resources Company

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

Plains Exploration & Production Company

PlainsCapital Corporation

Plexus

Plum Creek Timber Company, Inc.

PMI Group

PNM Resources Inx.

Polaris Industries

Polymer Group

Polymer Technologies

Port of Portland

Port of Seattle

Portfolio Recovery Associates

Portland General Electric Company

Potash

Powerwave Technologies, Inc.

PPG Industries, Inc.

PPL Corporation

Prairie State Generating Company, LLC

Praxair, Inc.

Premera Blue Cross

Presbyterian Healthcare Services

Pressure Chemical Co.

Price Chopper/Golub Corporation

Principal Financial Group

Prime Therapeutics LLC

Printpack, Inc.

PrivateBancorp

ProBuild Holdings, Inc.

Progress Energy, Inc.

Progressive Corporation

Proliance Holdings

Protective Life Corporation

Provena Health

Providence Health & Services

Prudential Financial, Inc.

PSC

PSCU Financial Services

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Publix Super Markets, Inc.

Puget Energy

PulteGroup, Inc.

Pulte Homes

Purdue Pharma

Purolator Courier

QBE The Americas

Quad Graphics, Inc.

QTI Human Resources, Inc.

Qualcomm, Inc.

Quest Diagnostics

Questar Corporation

Quintiles

QVC, Inc.

Qwest Communications International, Inc.

R.R. Donnelley

Rack Room Shoes Inc.

Radian Group

Radio One, Inc.

RadioShack Corporation

Ralcorp Holdings, Inc.

Raley’s

RAND Corporation

Randolph-Macon College

Random House, Inc.

Raymond James Financial

Rayonier Inc.

Raytheon Company

Razorfish

RBC Bank

Reader’s Digest

Realogy

Reckitt Benckiser, Inc.

Recology

Recreational Equipment, Inc.

Redcats USA

Reddy Ice

Reed Business

Reed Elsevier

Reed Exhibitions

Regal Beloit

Regency Centers

Regency Energy Partners LP

Regions Financial Corporation

Reichhold, Inc.

Reinsurance Group of America Inc.

Renaissance Learning, Inc.

Rent-A-Center

Republic Underwriters Insurance Company

Research in Motion

Revlon

Rexel Holdings USA

Reynolds American Inc.

RGA Reinsurance Group

Ricardo

Rich Products Corporation

Ricoh Americas Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics

Rockland Trust Company

Rockwell Automation

Rockwell Collins, Inc.

Rolls-Royce North America

Rollins, Inc.

Roma of Houston

Roper St. Francis Healthcare

Roundy’s Supermarkets, Inc.

RSM McGladrey

Rush University Medical Center

Ryder System, Inc.

S&C Electric Company

S. C. Johnson & Son, Inc.

Sabre Holdings Corporation

Safety-Kleen Systems, Inc.

SAI Global

SAIC, Inc.

Saks, Inc.

Salt River Project

Samson Investment Company

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandia National Laboratories

Sandvik, Inc.

Sanford Health

Sanofi-Aventis

Sanofi-Pasteur

Santee Cooper

Sapient Corporation

Sara Lee Corporation

Sarkes Tarzian — KTVN

Sarkes Tarzian — WRCB

Saudi Aramco

Sauer-Danfoss Inc.

Savannah River Nuclear Solutions

Savannah River Remediation

Save the Children Federation, Inc.

SC Johnson

SCA Americas

SCANA Corporation

Schlumberger Limited

Schneider Electric North America

Schneider Foods

Schneider National, Inc.

Scholle Corporation

Schreiber Foods Inc.

Schurz — KYTV

Schurz — WDBJ

Schwan’s

Schwarz Supply Source

Science Applications International Corporation

Scotts Miracle-Gro

Scottrade, Inc.

Scripps Networks Interactive

SCS Engineers

Sea Star Line, LLC

Seagate Technology

Sealed Air Corporation

Searles Valley Minerals

Sears Holdings Corporation

Seattle Children’s Hospital

Securian Financial Group

Select Properties, Ltd.

Selective Insurance Company of America

SemGroup

Seminole Electric Cooperative Inc.

Sempra Energy

Sensata Technologies

Sentara Healthcare

Sentry Insurance

Sephora USA

Service Corporation International

ServiceMaster Company

Seton Family of Hospitals

Severn Trent Services

Sharp Electronics Corporation

Sharp HealthCare

Shaw Group

ShawCorp

Shearman & Sterling LLP

Shell Oil

Shire Pharmaceuticals

Shook, Hardy & Bacon, LLP

Shure Incorporated

Sidley Austin, LLP

Siemens AG US

Sigma-Aldrich

Sigma Foods Inc.

Simmons & Ungar LLP

Simon Property Group

Sinclair Broadcast Group

Sirius XM Radio

SIRVA, Inc.

SITEL

SKF USA Inc.

Skilled Healthcare, LLC

SLM Corporation

SMART Technologies Corporation

Smith & Nephew

Smiths Medical ASD

SMSC Gaming Enterprises

Snap-on Incorporated

Society Insurance

Sodexo USA

Sodexo, Inc.

Solar Turbines, Inc.

Solera Holdings, Inc.

Solo Cup Company

Solutia Inc.

Sonoco Products Company

Sony Corporation

South Carolina Bank and Trust

Southeastern Freight Lines

Southern California Regional Rail Authority

Southern Company Services

Southern Union Company

Southwestern Energy Company LLC

Space Systems/Loral

Spartan Stores, Inc.

Spectra Energy

Spectrum Brands, Inc.

Spectrum Health System

Spin Master Inc.

Spirax Sarco, Inc.

Spirit AeroSystems

Springleaf Financial Services

Sprint Nextel

SPS Technologies, LLC

SPX Corporation

SRA International

SSM Health Care St. Louis

St. Jude Children’s Research Hospital

St. Luke’s Episcopal Health System

St. Luke’s Health System

St. Vincent Health

Stampin’ Up!, Inc.

StanCorp Financial Group

Stanford University

Stanford University Medical Center

Stantec Inc.

Staples, Inc.

Star Financial Bank

Starbucks Coffee Company

StarTek

Starwood Hotels & Resorts Worldwide, Inc

State Farm Insurance

State of Tennessee

State Personnel Administration

State Street

State Teachers Retirement System of Ohio

Statoil

Steelcase Inc.

Stellar One Bank

Stepan Company

Stericycle, Inc.

Sterling Bancshares

STG, Inc.

STP Nuclear Operating

Straumann USA

Stryker Corporation

Subaru of Indiana Automotive Inc.

Sulzer Pumps US

Sun Life Financial (US)

Sun National Bank

SunGard Data Systems

Sunoco, Inc.

Sunovion Pharmaceuticals

Sunrise Medical (US) LLC

Sunrise Senior Living

SunTrust Banks, Inc.

SuperMedia

SuperValu Inc.

Supply Chain Associates, LLC

Susquehanna Bancshares, Inc.

Sutter Health — Sutter Medical Center Sacramento

SVB Financial

Swagelok

Swedish Health Services

Sykes Enterprises, Incorporated

Symcor

Symetra Financial

Synacor, Inc.

Synovens Financial Corporation

Syngenta Crop Protection

T. Rowe Price Group, Inc.

Takeda Pharmaceutical Company Limited

Talbots

Target Corporation

Tastefully Simple

Taubman Centers

Tax Analysts

TD Ameritrade Holding Corp.

TD Bank Financial Group

TDS Telecommunications Corporation

TE Connectivity

TE Connectivity

Technica

Technicolor

TECO Energy, Inc.

TECO-Westinghouse Motor Company

Teknion LLC

Tektronix

TeleTech Holdings, Inc.

Tellabs

Temple-Inland Inc.

Tenaris, Inc. USA

Tenaska Energy Inc.

Tenet Healthcare Corporation

Tennessee Valley Authority

Teradata

Terex Corporation

Terra-Gen Operating Company

Tesoro Corporation

Tetrapak

Teva Pharmaceutical USA, Inc.

Texas Association of School Boards

Texas Children’s Hospital

Texas Health Resources

Texas Industries, Inc.

Texas Mutual Insurance Company

Texas Petrochemicals

Texas State University-San Marcos

Textron Inc.

The Allstate Corporation

The American National Bank of Texas

The AmeriHealth Mercy Family of Companies

The Bama Companies Inc.

The Bank of New York Mellon

The Bank of Nova Scotia

The Boeing Company

The Bon-Ton Stores, Inc.

The Boston Consulting Group

The Capital Group Companies

The Carson Companies

The Casey Group, Inc.

The Children’s Mercy Hospital

The Children’s Hospital of Philadelphia

The Chubb Corporation

The Church of Jesus Christ of Latter-day Saints

The Clorox Company

The Coca-Cola Company

The Dannon Company, Inc.

The Doe Run Company

The Donna Karan Company LLC

The E. W. Scripps Company

The Florida Aquarium, Inc.

The Ford Foundation

The Frost National Bank

The Gap, Inc.

The Golden 1 Credit Union

The Hanover Insurance Group, Inc.

The Hershey Company

The Home Depot, Inc.

The Hospital of Central Connecticut at Bradley

The Irvine Company

The J.M. Smucker Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Johns Hopkins University Applied Physics Laboratory

The Joint Commission

The Kroger Company

The Marmon Group Inc.

The McGraw-Hill Companies

The Methodist Hospital System

The MITRE Corporation

The Mosaic Company

The National Academies

The New York Times Company

The Nielsen Company

The NPD Group, Inc.

The Ohio State University

The Options Clearing Corporation

The Pantry, Inc.

The Pennsylvania State University — Penn State Hershey Medical Center

The Procter & Gamble Company

The Regence Group

The Schwan Food Company

The Service Master Company

The Sherwin-Williams Company

The Sports Authority

The Sundt Companies, Inc.

The Timberland Company

The Timken Company

The TJX Companies, Inc.

The Toro Company

The Travelers Companies, Inc.

The Trizetto Group

The University of Arizona

The University of Chicago

The University of Chicago Medical Center

The University of Kansas Hospital

The Vanguard Group, Inc.

The W.C. Bradley Co.

The Walt Disney Company

The Walt Disney Company — Walt Disney Parks & Resorts, LLC

The Western Union Company

The Washington Post Company Newspaper Publishing

The Weather Channel

The Williams Companies, Inc.

The Yankee Candle Company, Inc.

Thermo Fisher Scientific, Inc.

Thirty-One Gifts Inc.

Think Mutual Bank

Thirty-One Gifts

Thomas & Betts Corporation

Thrivent Financial for Lutherans

TIAA-CREF

Tiffany’s

Tim Hortons USA Inc.

Time

Time Warner Cable

Time Warner, Inc.

Timken

TMK IPSCO

T-Mobile

Toll Brothers

Tomkins Corporation

Topaz Power Group LLC

Toray Plastics (America), Inc.

Toro

Total System Services

Toys R Us

Trans Bay Calbe

Toyota Industrial Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

TransCanada

Transocean, Inc.

Transylvania University

Travelers

Travelport

Travis County

Treasury Wine Estates Americas

Treofan America, LLC

Trident Seafood

Trimac Transportation Services Inc.

Trinity Health

Trinity Industries

TriWest Healthcare Alliance

Troy Corporation

True Value Company

Truman Medical Centers

Trustmark Companies

TRW Automotive

TSYS Core

TTX Company

Tufts University

Tupperware Brands Corporation

Turner Broadcasting System, Inc.

Tween Brands, Inc.

Twin Cities Public Television — TPT

Tyco Electronics Corporation

Tyco International

Tyson Foods Incorporated

U.S. Bancorp

U.S. Foodservice

UIL Holdings

Uline, Inc.

ULTA Salon, Cosmetics & Fragrance, Inc.

UMB Financial Corporation

Underwriters Laboratories

Unified Grocers

Unilever United States Inc.

Union Bank N.A.

Union Pacific Railroad Co.

Union Tank Car Company

Unisys Corporation

United Launch Alliance, LLC

United Parcel Service

United Rentals, Inc.

United Services Automobile Association

United Space Alliance

United States Cellular

United States Enrichment Corporation (USEC)

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Technologies Corporation

United Water

UnitedHealth Group

Unitil

Universal Health Services, Inc.

University FCU

University at Buffalo

University Community Health

University Health Systems of Eastern Carolina

University of Alabama at Birmingham

University of Arkansas for Medical Sciences

University of California Irvine (UCI) Medical Center

University of Central Florida

University of Houston

University of Illinois at Chicago

University of Louisville

University of Maryland Medical Center

University of Michigan

University of Minnesota

University of Notre Dame

University of Pennsylvania

University of Pittsburgh Medical Center

University of Southern California

University of Texas — M.D. Anderson Cancer Center

University of Virginia Health System

UNUM Group

UPM-Kymmene, Inc.

Uponor, Inc.

URS Corporation Energy & Construction

US Bancorp

US Federal Credit Union

USAA

USANA Health Sciences

USG Corporation

Utah Transit Authority

UTi Worldwide

Valero Energy Corporation

Valmont Industries, Inc.

ValueOptions

Vangent, Inc.

Vectren Corporation

Ventura Foods, LLC

Veolia Water North America

Verde Realty

Verizon Communications Inc.

Vermeer Manufacturing Company

Vertex Pharmaceuticals

Veyance Technologies Inc.

VF Corporation

VHA Inc.

Viacom Inc.

Viad Corporation

Vinson & Elkins, LLP

Virginia Commonwealth University Health System (VCUHS)

Virginia Credit Union, Inc.

Virginia State Bar

Virginia United Methodist Homes, Inc. -

Virtua Health

Vision Service Plan

Vistar Corporation

VITAS Healthcare Corporation Visteon Corporation

Volvo Group North America

Vonage Holdings Corporation

VSP Global

Vulcan Materials Company

VWR International

VyStar Credit Union

W. L. Gore & Associates, Inc.

W.W. Grainger, Inc.

Waddell & Reed

Wake County Government

Walgreen Company

Warnaco

Washington Hospital Center

Washington Metropolitan Area Transit Authority

Washington Trust Company

Washington University

Waste Management

Waters Corporation

Watson Pharmaceuticals

Webster Bank

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Weill Cornell Medical College

Wellcare Health Plans

Wellhead Electric Company, Inc

WellPoint, Inc.

Wells Fargo

WellSpan Health

WellStar Health System

Weltman, Weinberg & Reis Co., LPA

Wendy’s/Arby’s Group, Inc.

West Bend Mutual Insurance Company

West Penn Allegheny Health System

Westar Energy

Western & Southern Financial Group

Western Connecticut Health Network

Western Digital

Western Union

Westfield Insurance

Westinghouse Electric Company

Westlake Chemical Corporation

Weston Solutions, Inc.

Westwood College

Weyerhaeuser Company

WGL Holdings Inc

Wheaton College

Wheaton Franciscan Healthcare

Wheels, Inc.

Whip Mix Corporation

Whirlpool Corporation

Whitney National Bank

Whole Foods Market

William Blair & Company, LLC

Williams Companies

Wilsonart International

Winnebago Industries

Wisconsin Court System

Wisconsin Energy

Wisconsin Physicians Service

Wm. Wrigley Jr. Company

Wolf Creek Nuclear

Wolters Kluwer NA

Wood Group ESP, Inc.

Worthington Industries

Wray Edwin — KTBS

Wright-Patt Credit Union Inc

Wyndham Worldwide Corporation

Xcel Energy Inc.

Xerox Corporation

XL America

Yale-New Haven Health System

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

YMCA of the USA

Young Broadcasting-KRON

YRC Worldwide

Yum! Brands, Inc.

Zale Corporation

Zebra Technologies Corporation

Zions Bancorporation

Zurich North America